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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                        Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2007 through November 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer International Value Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PIIFX
Class B   PBIFX
Class C   PCITX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        8

Prices and Distributions                                                 9

Performance Update                                                      10

Comparing Ongoing Fund Expenses                                         13

Schedule of Investments                                                 15

Financial Statements                                                    22

Notes to Financial Statements                                           29

Report of Independent Registered Public Accounting Firm                 37

Trustees, Officers and Service Providers                                38


               Pioneer International Value Fund | Annual Report | 11/30/08     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer International Value Fund | Annual Report | 11/30/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer International Value Fund | Annual Report | 11/30/08     3

Portfolio Management Discussion | 11/30/08

The U.S. housing and credit markets may have been the genesis of the global asset sell-off, but the ensuing collapse of financial institutions and investor confidence affected equity markets worldwide. In the following interview, managers of Pioneer International Value Fund discuss the factors that influenced the Fund's performance during the fiscal year and outline their strategies going forward. Christopher Smart, Director of Pioneer's International Investment Department in Boston and manager of the Fund until August 25, 2008, reviews the period generally. Andrea Salvatori, a member of Pioneer's international investment team in Dublin, Ireland, highlights the Fund's strategies and positioning since assuming portfolio management responsibilities on August 25, 2008.

Q    How did the Fund perform for the fiscal year ended November 30, 2008?

A The Fund performed in line with its international and competitive benchmarks during a very disappointing period for all equity markets. Class A shares posted a return of -49.33% at net asset value for the 12 months, while the Morgan Stanley Capital International (MSCI) All Country Free Index (excluding the United States) returned -48.95% and the MSCI Europe, Australasia, Far East (EAFE) Index returned -47.50%. The average return of the 235 mutual funds in Lipper's International Large Cap Core category was -49.05%.

Q (Christopher Smart): What factors contributed to the Fund's performance from the start of the fiscal year on December 1, 2007 through August 25, 2008, when you transferred management to the Dublin team?

A Credit and liquidity concerns, which initially affected the financials sector most directly, eventually spread to stock markets throughout the world. Fortunately, our stock selection in financial stocks -- especially in Europe -- tended to help results, as the Fund avoided many of the companies that were hardest hit by the subprime mortgage credit crunch. However, while our decision to underweight investments in the financials proved wise, even the Fund's limited exposure to the struggling sector was a drawback.

     The worst effects of the crisis were felt in the emerging markets, where equity valuations fell sharply in the aftermath of a global flight to quality. The Fund's investments in financial and oil-related investments in Russia, and a shipbuilder in Korea, were particularly hard hit. Returns from investments in Brazil, while still negative, held up relatively better than the performance of the rest of the asset class due to the positive performance of Petroleo Brasileiro, which enjoyed strong outperformance from high gas prices earlier in the reporting period.


4    Pioneer International Value Fund | Annual Report | 11/30/08

     The Japanese market suffered due to delays in political reforms and corporate restructuring, and our decision to overweight investments there further detracted from the Fund's performance. Stock selection in consumer-related equities, including electronics manufacturer Sony, were disappointing.

     In Europe, investments in energy made a strong contribution during the first half of the fiscal year, but lost ground in the second half when investors became concerned about the impact of a global recession on oil prices. Stat Oil, a Norwegian producer, and Royal Dutch Shell ended the year in negative territory after giving up earlier gains.

Q (Andrea Salvatori): How have you managed the Fund since assuming management responsibilities on August 25?

A When the management of the Fund shifted to Dublin in late August, credit concerns and recession fears had already taken a toll on U.S. stocks and were beginning to affect the outlook for international equity markets. Since we believed that global growth would continue to deteriorate, we thought it would be prudent to take steps to protect the Fund from continued market volatility. Consequently, we sold a majority of the Fund's investments in emerging markets, as well as several stocks in Asia that were more vulnerable in a slower-growth environment. Some of the holdings that we eliminated included China Railway Group, Daewoo Heavy Industries & Machinery, Freeport-McMoRan Copper and Gold, and Gazprom.

     We reinvested the proceeds from the sales opportunistically in holdings that we believe have the ability to perform well in all market conditions. Three of the new companies, which are domiciled in Japan, exemplify our approach. Sekisui Chemical Group provides cost-effective and environmentally sensitive plastics, water solutions and factory-produced housing in 20 countries. Kurita Water is a chemical company that sells to the semiconductor industry but also provides water purification systems. We also added to the Fund's position in Nintendo, the manufacturer of the Wii game console, which has continued to see strong sales in the video game industry despite the global economic downturn.

     Given the Fund's ability to invest a modest amount of its assets in the United States, we found some compelling opportunities there at the time of the management transition. While we thought that the fundamentals of the new U.S. holdings were noteworthy in their own regard, their stock price valuations were also quite attractive. Furthermore, the dollar's appreciation in recent months versus other leading currencies, such as the euro, the yen and the ruble, has made it more advantageous to hold U.S. assets.


               Pioneer International Value Fund | Annual Report | 11/30/08     5

     In the field of medical technology, we think the U.S. offers some niche investment opportunities that are unparalleled in the world. Two new additions to the portfolio come to mind: Medtronic is a leader in providing lifelong medical solutions for chronic diseases; Zimmer is a worldwide leader in orthopedics and the fight against arthritis. Zimmer provides a broad range of trauma, dental implant, and orthopedic surgical products, including knee and hip replacements. With the world's population aging, we believe both companies should be natural beneficiaries of favorable demographics, which are driving demand for drugs, medical equipment, and hospital care. The companies are also in a good position to grow their businesses, regardless of the direction that health care reform takes under the new Presidential administration.

     As part of our effort to position the portfolio for a slower-growth environment, we pared back the number of Fund holdings from 140 to 85; companies that we think represent the best global investment ideas in the developed and emerging markets. The Fund may have become more focused, but it still remains well diversified across sectors and countries in an effort to minimize downside risk while providing long-term growth potential.

Q    (Andrea Salvatori): What is your outlook?

A The timing of our decision to implement more defensive strategies for the Fund proved to be beneficial given the magnitude of the global equity markets' decline in September and October 2008. A reduced exposure to emerging markets and cyclical stocks was especially beneficial to the Fund, since the sectors fared the worst in the widespread sell-off.

     The months ahead are difficult to gauge, but we think that the deleveraging, or the shredding of excess debt, which is currently under way, should restore more solid underpinnings to the global economy. We believe the Fund -- with its emphasis on high-quality companies with strong balance sheets, strong cash flow, excellent management and reasonable growth prospects trading at attractive valuations -- should be in a good position to benefit from an improving economic cycle.

Please refer to the Schedule of Investments on pages 15-21 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic,


6    Pioneer International Value Fund | Annual Report | 11/30/08
political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


               Pioneer International Value Fund | Annual Report | 11/30/08     7

Portfolio Summary | 11/30/08

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                              19.4%
Industrials                                                             14.6%
Health Care                                                             12.2%
Energy                                                                  11.8%
Consumer Discretionary                                                   9.3%
Consumer Staples                                                         8.4%
Information Technology                                                   7.2%
Telecommunication Services                                               6.2%
Materials                                                                5.6%
Utilities                                                                5.3%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Japan                                                                   21.4%
United Kingdom                                                          19.9%
France                                                                  13.5%
Switzerland                                                             11.6%
United States                                                            6.8%
Germany                                                                  6.6%
Spain                                                                    4.7%
Ireland                                                                  3.3%
Norway                                                                   2.6%
Australia                                                                2.3%
Netherlands                                                              2.3%
Brazil                                                                   1.4%
Sweden                                                                   1.0%
Other (individually less than 1%)                                        2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


 1.     Eutelsat Communications SA                                       3.83%
 2.     Ryanair Holdings Plc                                             3.33
 3.     CS Group                                                         3.23
 4.     Repsol SA                                                        3.21
 5.     Sekisui Chemical Co., Ltd.                                       3.21
 6.     Royal Dutch Shell Plc                                            3.16
 7.     Carrefour Supermarche SA                                         3.10
 8.     Swiss Reinsurance, Ltd.                                          2.85
 9.     BP Amoco Plc                                                     2.80
10.     Vodafone Group Plc                                               2.47

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer International Value Fund | Annual Report | 11/30/08

Prices and Distributions | 11/30/08

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class         11/30/08           11/30/07
       A           $ 14.15            $ 28.12
       B           $ 12.77            $ 25.50
       C           $ 12.64            $ 25.28

Distributions per Share: 12/1/07-11/30/08
--------------------------------------------------------------------------------

                  Net Investment        Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
       A            $ 0.1899              $ --              $ --
       B            $ 0.0619              $ --              $ --
       C            $ 0.1019              $ --              $ --


               Pioneer International Value Fund | Annual Report | 11/30/08     9

Performance Update | 11/30/08                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE) and the MSCI All Country World ex-USA Index.


 Average Annual Total Returns
 (As of November 30, 2008)
--------------------------------------------------------------------------
                                      Net Asset       Public Offering
 Period                               Value (NAV)     Price (POP)
--------------------------------------------------------------------------
 10 Years                               -1.59%           -2.17%
 5 Years                                 0.90            -0.29
 1 Year                                -49.33           -52.25
--------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2008)
--------------------------------------------------------------------------
                                        Gross              Net
                                         1.69%            1.69%
--------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of 10,000 Investment

                   Pioneer
                International     MSCI EAFE     MSCI AC World
                  Value Fund        Index       ex-USA Index
11/98                9,425         10,000          10,000
                    11,757         12,143          12,363
11/00                9,938         10,994          11,119
                     7,441          8,920           9,139
11/02                6,636          7,831           8,163
                     7,676          9,768          10,378
11/04                9,377         12,177          12,998
                    10,675         13,848          15,147
11/06               13,458         17,826          19,577
                    15,845         20,996          23,990
11/08                8,028         11,023          12,247

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World ex-USA Index measures the performance of developed and emerging market stock markets. MSCI EAFE Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.


10    Pioneer International Value Fund | Annual Report | 11/30/08

Performance Update | 11/30/08                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE) and the MSCI All Country World ex-USA Index.


 Average Annual Total Returns
 (As of November 30, 2008)
----------------------------------------------------------------------
                                            If             If
 Period                                     Held           Redeemed
----------------------------------------------------------------------
 10 Years                                   -2.58%          -2.58%
 5 Years                                    -0.09           -0.09
 1 Year                                    -49.80          -51.80
----------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2008)
----------------------------------------------------------------------
                                            Gross             Net
                                             2.55%           2.55%
----------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of 10,000 Investment

                   Pioneer
                International     MSCI EAFE     MSCI AC World
                  Value Fund        Index       ex-USA Index
11/98               10,000         10,000          10,000
                    12,371         12,143          12,363
11/00               10,361         10,994          11,119
                     7,678          8,920           9,139
11/02                6,769          7,831           8,163
                     7,738          9,768          10,378
11/04                9,320         12,177          12,998
                    10,524         13,848          15,147
11/06               13,153         17,826          19,577
                    15,343         20,996          23,990
11/08                7,703         11,023          12,247

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World ex-USA Index measures the performance of developed and emerging market stock markets. MSCI EAFE Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.


              Pioneer International Value Fund | Annual Report | 11/30/08     11

Performance Update | 11/30/08                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE) and the MSCI All Country World ex-USA Index.


 Average Annual Total Returns
 (As of November 30, 2008)
----------------------------------------------------------------------
                                           If             If
 Period                                    Held           Redeemed
----------------------------------------------------------------------
 10 Years                                   -2.57%          -2.57%
 5 Years                                    -0.03           -0.03
 1 Year                                    -49.79          -49.79
----------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2008)
----------------------------------------------------------------------
                                            Gross             Net
                                             2.45%           2.45%
----------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of 10,000 Investment

                   Pioneer
                International     MSCI EAFE     MSCI AC World
                  Value Fund        Index       ex-USA Index

11/98               10,000         10,000         10,000
                    12,407         12,143         12,363
11/00               10,372         10,994         11,119
                     7,658          8,920          9,139
11/02                6,747          7,831          8,163
                     7,718          9,768         10,378
11/04                9,303         12,177         12,998
                    10,506         13,848         15,147
11/06               13,141         17,826         19,577
                    15,352         20,996         23,990
11/08                7,708         11,023         12,247


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World ex-USA Index measures the performance of developed and emerging market stock markets. MSCI EAFE Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.


12    Pioneer International Value Fund | Annual Report | 11/30/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2008 through November 30, 2008.


 Share Class                      A                B                C
 Beginning Account           $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 6/1/08
--------------------------------------------------------------------------------
 Ending Account              $   541.93       $   539.26       $   539.08
 Value (after expenses)
 on 11/30/08
--------------------------------------------------------------------------------
 Expenses Paid               $     6.55       $    10.01       $     9.85
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.60% and 2.56%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).


              Pioneer International Value Fund | Annual Report | 11/30/08     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2008 through November 30, 2008.


 Share Class                      A                B                C
 Beginning Account           $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 6/1/08
--------------------------------------------------------------------------------
 Ending Account              $ 1,016.50       $ 1,012.00       $ 1,012.20
 Value (after expenses)
 on 11/30/08
--------------------------------------------------------------------------------
 Expenses Paid               $     8.57       $    13.08       $    12.88
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, 2.60% and 2.56%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).


14    Pioneer International Value Fund | Annual Report | 11/30/08

Schedule of Investments | 11/30/08


 Shares                                                          Value
            COMMON STOCKS -- 96.5%
            ENERGY -- 11.4%
            Coal & Consumable Fuels -- 0.0%
  1,900     Yanzhou Coal Mining Co., Ltd.*                 $     1,060
----------------------------------------------------------------------
            Integrated Oil & Gas -- 10.8%
 42,500     BG Group Plc                                   $   609,752
216,683     BP Amoco Plc                                     1,757,618
  9,905     Petrobras Brasileiro SA (A.D.R.)*                  176,111
103,975     Repsol SA                                        2,017,818
 74,773     Royal Dutch Shell Plc                            1,985,242
 26,800     Statoil ASA*                                       455,227
                                                           -----------
                                                           $ 7,001,768
----------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 0.6%
 13,974     Technip SA                                     $   425,492
----------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 0.0%
    100     CNOOC, Ltd.                                    $        82
                                                           -----------
            Total Energy                                   $ 7,428,402
----------------------------------------------------------------------
            MATERIALS -- 5.5%
            Diversified Chemical -- 1.0%
 18,280     Akzo Nobel NV                                  $   624,757
    600     UBE Industries, Ltd.*                                1,196
                                                           -----------
                                                           $   625,953
----------------------------------------------------------------------
            Diversified Metals & Mining -- 4.1%
 70,685     BHP Billiton, Ltd.                             $ 1,418,048
 65,000     Companhia Vale do Rio Doce (A.D.R.)                707,850
 22,253     Rio Tinto Plc                                      555,544
                                                           -----------
                                                           $ 2,681,442
----------------------------------------------------------------------
            Fertilizers & Agricultural Chemicals -- 0.4%
 14,384     Yara International ASA                         $   239,452
----------------------------------------------------------------------
            Industrial Gases -- 0.0%
    200     Taiyo Nippon Sanso Corp.                       $     1,404
                                                           -----------
            Total Materials                                $ 3,548,251
----------------------------------------------------------------------
            CAPITAL GOODS -- 6.7%
            Construction & Engineering -- 0.0%
    400     China Railway Group, Ltd.*                     $       266
----------------------------------------------------------------------
            Construction & Farm Machinery & Heavy Trucks -- 0.0%
      5     Daewoo Heavy Industries & Machinery, Ltd.*     $        53
----------------------------------------------------------------------
            Electrical Component & Equipment -- 0.5%
 41,000     Sumitomo Electric, Inc.                        $   309,411
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     15

 Shares                                                    Value
            Heavy Electrical Equipment -- 1.7%
 32,400     ABB, Ltd.                                $   418,942
124,000     Mitsubishi Electric Corp.                    668,152
                                                     -----------
                                                     $ 1,087,094
----------------------------------------------------------------
            Industrial Machinery -- 3.1%
 48,350     Gea Group AG*                            $   750,179
124,100     Kawasaki Heavy Industry Co.*                 266,451
 41,400     Kurita Water Industries, Ltd.                978,997
                                                     -----------
                                                     $ 1,995,627
----------------------------------------------------------------
            Trading Companies & Distributors -- 1.4%
 93,100     Itochu Corp.                             $   471,563
    900     Marubeni Corp.                                 3,153
 53,000     Sumitomo Corp.                               465,599
                                                     -----------
                                                     $   940,315
                                                     -----------
            Total Capital Goods                      $ 4,332,766
----------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES -- 2.5%
            Environmental & Facilities Services -- 2.5%
 39,918     Suez Environnement SA*                   $   687,715
281,990     Tomra Systems ASA*                           966,180
                                                     -----------
                                                     $ 1,653,895
                                                     -----------
            Total Commercial Services & Supplies     $ 1,653,895
----------------------------------------------------------------
            TRANSPORTATION -- 4.9%
            Airlines -- 3.2%
559,241     Ryanair Holdings Plc*                    $ 2,093,058
----------------------------------------------------------------
            Marine -- 0.2%
 31,700     Kawasaki Kisen Kaisha, Ltd.              $   128,020
----------------------------------------------------------------
            Railroads -- 1.5%
    122     East Japan Railway Co.                   $   938,683
                                                     -----------
            Total Transportation                     $ 3,159,761
----------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 2.0%
            Automobile Manufacturers -- 2.0%
 14,000     Honda Motor Co., Ltd.                    $   307,434
    700     Isuzu Motors, Ltd.                               867
 31,700     Toyota Motor Co.                             996,692
                                                     -----------
                                                     $ 1,304,993
                                                     -----------
            Total Automobiles & Components           $ 1,304,993
----------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 3.3%
            Apparel, Accessories & Luxury Goods -- 0.2%
  6,000     CIE Financiere Richemont AG              $   104,901
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer International Value Fund | Annual Report | 11/30/08

 Shares                                                        Value
             Homebuilding -- 3.1%
363,000      Sekisui Chemical Co., Ltd.                  $ 2,016,406
                                                         -----------
             Total Consumer Durables & Apparel           $ 2,121,307
--------------------------------------------------------------------
             MEDIA -- 3.7%
             Cable & Satellite -- 3.7%
114,978      Eutelsat Communications SA                  $ 2,409,269
                                                         -----------
             Total Media                                 $ 2,409,269
--------------------------------------------------------------------
             RETAILING -- 0.0%
             Department Stores -- 0.0%
   300       New World Department Store China, Ltd.*     $       128
                                                         -----------
             Total Retailing                             $       128
--------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 3.0%
             Hypermarkets & Supercenters -- 3.0%
51,635       Carrefour Supermarche SA                    $ 1,947,605
                                                         -----------
             Total Food & Drug Retailing                 $ 1,947,605
--------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 5.1%
             Brewers -- 1.0%
54,100       Kirin Holdings Co., Ltd.*                   $   656,155
--------------------------------------------------------------------
             Packaged Foods & Meats -- 4.1%
28,400       Nestle SA                                   $ 1,028,021
35,360       Smithfield Foods, Inc.*                         240,802
59,804       Unilever Plc                                  1,379,879
                                                         -----------
                                                         $ 2,648,702
                                                         -----------
             Total Food, Beverage & Tobacco              $ 3,304,857
--------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
             Household Products -- 0.0%
   800       Kao Corp.                                   $    22,899
                                                         -----------
             Total Household & Personal Products         $    22,899
--------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 5.2%
             Health Care Equipment -- 3.9%
18,586       Medtronic, Inc.                             $   567,245
11,452       Synthes, Inc.*                                1,332,165
17,238       Zimmer Holdings, Inc.*                          643,322
                                                         -----------
                                                         $ 2,542,732
--------------------------------------------------------------------
             Health Care Services -- 1.3%
19,294       Fresenius Medical Care AG                   $   843,317
                                                         -----------
             Total Health Care Equipment & Services      $ 3,386,049
--------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 6.6%
             Pharmaceuticals -- 6.6%
36,500       Bristol-Myers Squibb Co.                    $   755,550
 9,320       Novartis AG*                                    435,971
10,639       Roche Holdings AG                             1,496,901

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     17

 Shares                                                           Value
               Pharmaceuticals -- (continued)
   15,872      Shire Pharmaceuticals Group Plc (A.D.R.)     $   650,752
   19,600      Takeda Chemical Industries, Ltd.                 946,104
                                                            -----------
                                                            $ 4,285,278
                                                            -----------
               Total Pharmaceuticals & Biotechnology        $ 4,285,278
-----------------------------------------------------------------------
               BANKS -- 9.7%
               Diversified Banks -- 9.7%
  112,300      Banco Santander Central Hispano SA           $   923,752
   23,545      BNP Paribas SA*                                1,305,497
   94,492      Development Bank of Singapore, Ltd.              584,619
  138,011      HSBC Holding Plc                               1,504,780
       80      Mitsubishi UFJ Financial Group, Inc.                 437
   22,989      Societe Generale SA                              984,035
      283      Sumitomo Mitsui Financial Group, Inc.          1,037,194
                                                            -----------
                                                            $ 6,340,314
                                                            -----------
               Total Banks                                  $ 6,340,314
-----------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 3.1%
               Diversified Capital Markets -- 3.1%
   69,192      CS Group                                     $ 2,032,401
-----------------------------------------------------------------------
               Investment Banking & Brokerage -- 0.0%
      700      Daiwa Securities Group, Inc.                 $     3,590
-----------------------------------------------------------------------
               Multi-Sector Holding -- 0.0%
      821      Reinet Investments SCA*                      $     6,718
                                                            -----------
               Total Diversified Financials                 $ 2,042,709
-----------------------------------------------------------------------
               INSURANCE -- 4.9%
               Multi-Line Insurance -- 2.2%
   16,941      Allianz AG                                   $ 1,418,237
-----------------------------------------------------------------------
               Reinsurance -- 2.7%
   43,499      Swiss Reinsurance, Ltd.                      $ 1,792,959
                                                            -----------
               Total Insurance                              $ 3,211,196
-----------------------------------------------------------------------
               REAL ESTATE -- 0.9%
               Diversified Real Estate Activities -- 0.9%
   38,901      Mitsui Fudosan Co.                           $   605,721
                                                            -----------
               Total Real Estate                            $   605,721
-----------------------------------------------------------------------
               SOFTWARE & SERVICES -- 4.4%
               Home Entertainment Software -- 4.4%
   37,804      Electronic Arts, Inc.*                       $   720,544
   83,914      GameLoft*                                        203,986
    3,100      Nintendo Corp., Ltd.                             956,084
3,390,157      SCi Entertainment Group, Plc*                    970,156
                                                            -----------
                                                            $ 2,850,770
                                                            -----------
               Total Software & Services                    $ 2,850,770
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer International Value Fund | Annual Report | 11/30/08

 Shares                                                     Value
            TECHNOLOGY HARDWARE & EQUIPMENT -- 2.0%
            Communications Equipment -- 0.5%
 24,000     Nokia Oyj                                 $   338,696
-----------------------------------------------------------------
            Electronic Manufactu Ring Services -- 0.8%
140,014     Hon Hai Precision Industry (G.D.R.)*      $   518,234
-----------------------------------------------------------------
            Office Electronics -- 0.7%
 15,000     Canon, Inc.*                              $   445,908
                                                      -----------
            Total Technology Hardware & Equipment     $ 1,302,838
-----------------------------------------------------------------
            SEMICONDUCTORS -- 0.5%
            Semiconductor Equipment -- 0.4%
 10,400     Tokyo Electron, Ltd.                      $   284,008
-----------------------------------------------------------------
            Semiconductors -- 0.1%
 27,200     Infineon Technologies AG*                 $    65,149
                                                      -----------
            Total Semiconductors                      $   349,157
-----------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 6.0%
            Integrated Telecommunication Services -- 3.6%
 57,100     Koninklijke KPN NV                        $   789,798
    215     Nippon Telegraph & Telephone Corp.            934,571
 75,200     Tele2 Ab (Class B)                            615,855
                                                      -----------
                                                      $ 2,340,224
-----------------------------------------------------------------
            Wireless Telecommunication Services -- 2.4%
792,687     Vodafone Group Plc                        $ 1,551,525
                                                      -----------
            Total Telecommunication Services          $ 3,891,749
-----------------------------------------------------------------
            UTILITIES -- 5.1%
            Electric Utilities -- 2.0%
 30,594     E.On AG*                                  $ 1,080,939
 11,500     Fortum Corp.*                                 231,371
                                                      -----------
                                                      $ 1,312,310
-----------------------------------------------------------------
            Independent Power Producer & Energy Traders -- 1.8%
323,224     Clipper Windpower Plc*                    $   921,275
 64,200     International Power Plc                       256,059
                                                      -----------
                                                      $ 1,177,334
-----------------------------------------------------------------
            Multi-Utilities -- 1.3%
 12,873     Gaz De France SA                          $   518,237
 31,200     National Grid Plc                             325,042
                                                      -----------
                                                      $   843,279
                                                      -----------
            Total Utilities                           $ 3,332,923
-----------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $96,626,588)                        $62,832,837
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     19

 Shares                                                             Value
            RIGHTS/WARRANTS -- 0.0%
            DIVERSIFIED FINANCIALS -- 0.0%
            Multi-Sector Holding -- 0.0%
  821       Reinet Investments SCA-CW0, Expires 12/17/08*     $     1,200
                                                              -----------
            Total Diversified Financials                      $     1,200
-------------------------------------------------------------------------
            TOTAL RIGHTS/WARRANTS
            (Cost $6,294)                                     $     1,200
-------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 96.5%
            (Cost $92,632,882) (a)(b)                         $62,834,037
-------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 3.5%              $ 2,253,352
-------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                        $65,087,389
=========================================================================

*    Non-income producing security.


(A.D.R.) American Depositary Receipt.


(G.D.R.) Global Depositary Receipt.


(a) At November 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $93,348,748 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $    627,738
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (31,142,449)
                                                                                   ------------
       Net unrealized loss                                                         $(30,514,711)
                                                                                   ============


The accompanying notes are an integral part of these financial statements.

20    Pioneer International Value Fund | Annual Report | 11/30/08

(b) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       Japan                                     21.4%
       United Kingdom                            19.9
       France                                    13.5
       Switzerland                               11.6
       United States                              6.8
       Germany                                    6.6
       Spain                                      4.7
       Ireland                                    3.3
       Norway                                     2.6
       Australia                                  2.3
       Netherlands                                2.3
       Brazil                                     1.4
       Sweden                                     1.0
       Other (individually less than 1%)          2.6
                                                -----
                                                100.0%
                                                =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2008 aggregated $160,603,814 and $180,343,066, respectively.


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of November 30, 2008, in valuing the Fund's investments:



                                                    Investments         Other Financial
 Valuation Inputs                                   in Securities       Instruments
 Level 1 -- Quoted Prices                           $ 4,462,176              $ --
 Level 2 -- Other Significant Observable Inputs      58,371,861                --
 Level 3 -- Significant Unobservable Inputs                                    --
---------------------------------------------------------------------------------
 Total                                              $62,834,037                --
=================================================================================


The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     21

Statement of Assets and Liabilities | 11/30/08


ASSETS:
  Investment in securities (cost $92,632,882)                           $62,834,037
  Cash                                                                    2,086,017
  Foreign currencies, at value (cost $562,534)                              557,069
  Receivables --
   Fund shares sold                                                           7,321
   Dividends and foreign taxes withheld                                     346,814
   Due from Pioneer Investment Management, Inc.                              25,083
  Other                                                                      25,603
------------------------------------------------------------------------------------
     Total assets                                                       $65,881,944
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $   549,523
   Fund shares repurchased                                                   97,210
  Due to affiliates                                                          51,074
  Accrued expenses                                                           96,748
------------------------------------------------------------------------------------
     Total liabilities                                                  $   794,555
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $121,818,425
  Undistributed net investment income                                       496,430
  Accumulated net realized loss on investments and foreign currency
   transactions                                                         (27,590,869)
  Net unrealized loss on investments                                    (29,798,845)
  Net unrealized gain on other assets and liabilities denominated in
   foreign currencies                                                       162,248
------------------------------------------------------------------------------------
     Total net assets                                                   $65,087,389
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $53,725,441/3,797,175 shares)                       $     14.15
  Class B (based on $5,977,809/468,144 shares)                          $     12.77
  Class C (based on $5,384,139/426,087 shares)                          $     12.64
MAXIMUM OFFERING PRICE:
  Class A ($14.15 [divided by] 94.25%)                                  $     15.01
====================================================================================


The accompanying notes are an integral part of these financial statements.

22    Pioneer International Value Fund | Annual Report | 11/30/08

Statement of Operations

For the Year Ended 11/30/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $380,939)          $  3,242,237
  Interest                                                             39,554
  Income from securities loaned, net                                  106,091
------------------------------------------------------------------------------------------------
     Total investment income                                                        $  3,387,882
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $  1,038,054
  Transfer agent fees
   Class A                                                            292,102
   Class B                                                             62,099
   Class C                                                             32,110
  Distribution fees
   Class A                                                            235,895
   Class B                                                            124,320
   Class C                                                            112,540
  Shareholder communications expense                                  164,107
  Administrative fees                                                  27,478
  Custodian fees                                                      123,172
  Registration fees                                                    72,917
  Professional fees                                                   138,008
  Printing expense                                                     40,618
  Fees and expenses of nonaffiliated trustees                           7,789
  Miscellaneous                                                        32,812
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  2,504,021
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                      (210,925)
     Less fees paid indirectly                                                           (10,634)
------------------------------------------------------------------------------------------------
     Net expenses                                                                   $  2,282,462
------------------------------------------------------------------------------------------------
       Net investment income                                                        $  1,105,420
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments (net of foreign capital gain taxes of $3,758)     $ (7,042,281)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                   (548,033)      $ (7,590,314)
------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                   $(65,108,608)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                    142,304       $(64,966,304)
------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                         $(72,556,618)
------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $(71,451,198)
================================================================================================


The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     23

Statements of Changes in Net Assets

For the Years Ended 11/30/08 and 11/30/07, respectively

                                                                   Year Ended          Year Ended
                                                                   11/30/08            11/30/07
FROM OPERATIONS:
Net investment income                                              $   1,105,420       $  1,028,895
Net realized gain (loss) on investments and foreign currency
  transactions                                                        (7,590,314)        21,938,030
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                              (64,966,304)         3,175,453
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ (71,451,198)      $ 26,142,378
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.19 and $0.10 per share, respectively)               $    (898,147)      $   (539,539)
   Class B ($0.06 and $0.00 per share, respectively)                     (46,117)                --
   Class C ($0.10 and $0.00 per share, respectively)                     (68,577)                --
   Class R ($0.00 and $0.08 per share, respectively)                          --             (1,837)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $  (1,012,841)      $   (541,376)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $  17,362,351       $ 36,563,825
Reinvestment of distributions                                            894,876            459,801
Cost of shares repurchased                                           (49,017,569)       (63,824,155)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                       $ (30,760,342)      $(26,800,529)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets                                      $(103,224,381)      $ (1,199,527)
NET ASSETS:
Beginning of year                                                    168,311,770        169,511,297
---------------------------------------------------------------------------------------------------
End of year                                                        $  65,087,389       $168,311,770
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $     496,430       $    955,642
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

24    Pioneer International Value Fund | Annual Report | 11/30/08

                                   '08 Shares        '08 Amount         '07 Shares        '07 Amount
Class A
Shares sold                             496,898     $ 12,043,033             837,069     $ 22,457,061
Reinvestment of distributions            28,873          790,743              18,649          457,987
Less shares repurchased              (1,468,027)     (33,613,994)         (2,063,585)     (53,754,836)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (942,256)    $(20,780,218)         (1,207,867)    $(30,839,788)
=====================================================================================================
Class B
Shares sold                             126,055     $  2,758,718             302,189     $  7,472,127
Reinvestment of distributions             1,731           43,149                  --               --
Less shares repurchased                (387,436)      (8,128,926)           (273,514)      (6,459,235)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)             (259,650)    $ (5,327,059)             28,675     $  1,012,892
=====================================================================================================
Class C
Shares sold                             119,874     $  2,560,600             269,474     $  6,611,476
Reinvestment of distributions             2,471           60,984                  --               --
Less shares repurchased                (348,494)      (7,274,649)           (126,994)      (3,011,604)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)             (226,149)    $ (4,653,065)            142,480     $  3,599,872
=====================================================================================================
Class R*
Shares sold                                  --     $         --                 955     $     23,161
Reinvestment of distributions                --               --                  74            1,814
Less shares repurchased                      --               --             (24,166)        (598,480)
-----------------------------------------------------------------------------------------------------
   Net decrease                              --     $         --             (23,137)    $   (573,505)
=====================================================================================================

*    Class R shares ceased operations on February 1, 2007.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     25

Financial Highlights

                                                                          Year Ended     Year Ended
                                                                          11/30/08       11/30/07
Class A
Net asset value, beginning of period                                       $  28.12      $  23.98
--------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.27      $   0.22
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (14.05)         4.02
--------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ (13.78)     $   4.24
Distributions to shareowners:
 Net investment income                                                        (0.19)        (0.10)
--------------------------------------------------------------------------------------------------
Redemption fee                                                             $     --      $     --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (13.97)     $   4.14
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  14.15      $  28.12
==================================================================================================
Total return*                                                                (49.33)%       17.73%
Ratio of net expenses to average net assets+                                   1.71%         1.68%
Ratio of net investment income to average net assets+                          1.07%         0.76%
Portfolio turnover rate                                                         135%           81%
Net assets, end of period (in thousands)                                   $ 53,725      $133,264
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.90%         1.68%
 Net investment income                                                         0.88%         0.76%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  1.70%         1.66%
 Net investment income                                                         1.08%         0.78%
--------------------------------------------------------------------------------------------------


                                                                          Year Ended     Year Ended     Year Ended
                                                                          11/30/06       11/30/05       11/30/04
Class A
Net asset value, beginning of period                                      $  19.08       $  16.76       $  13.72
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $   0.12       $   0.12       $   0.04
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       4.84           2.20           3.00
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $   4.96       $   2.32       $   3.04
Distributions to shareowners:
 Net investment income                                                       (0.06)            --             --
-----------------------------------------------------------------------------------------------------------------
Redemption fee                                                            $     --(a)    $     --(a)    $     --
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $   4.90       $   2.32       $   3.04
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  23.98       $  19.08       $  16.76
=================================================================================================================
Total return*                                                                26.07%         13.84%         22.16%
Ratio of net expenses to average net assets+                                  1.71%          1.70%          1.82%
Ratio of net investment income to average net assets+                         0.52%          0.61%          0.28%
Portfolio turnover rate                                                         98%           111%           122%
Net assets, end of period (in thousands)                                  $142,645       $128,426       $125,880
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 1.79%          1.88%          1.99%
 Net investment income                                                        0.44%          0.43%          0.11%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 1.70%          1.70%          1.82%
 Net investment income                                                        0.53%          0.61%          0.28%
-----------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

26    Pioneer International Value Fund | Annual Report | 11/30/08

                                                                          Year Ended     Year Ended
                                                                          11/30/08       11/30/07
Class B
Net asset value, beginning of period                                       $  25.50       $ 21.86
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $   0.09       $ (0.02)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                      (12.76)         3.66
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ (12.67)      $  3.64
Distributions to shareowners:
 Net investment income                                                        (0.06)           --
---------------------------------------------------------------------------------------------------
Redemption fee                                                             $     --       $    --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (12.73)      $  3.64
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  12.77       $ 25.50
===================================================================================================
Total return*                                                                (49.80)%       16.65%
Ratio of net expenses to average net assets+                                   2.61%         2.55%
Ratio of net investment income (loss) to average net assets+                   0.14%        (0.12)%
Portfolio turnover rate                                                         135%           81%
Net assets, end of period (in thousands)                                   $  5,978       $18,562
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  2.76%         2.55%
 Net investment loss                                                          (0.01)%       (0.12)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  2.60%         2.52%
 Net investment income (loss)                                                  0.15%        (0.09)%
---------------------------------------------------------------------------------------------------


                                                                          Year Ended     Year Ended     Year Ended
                                                                          11/30/06       11/30/05       11/30/04
Class B
Net asset value, beginning of period                                       $ 17.49        $ 15.49        $ 12.86
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $ (0.07)       $ (0.04)       $ (0.15)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       4.44           2.04           2.78
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $  4.37        $  2.00        $  2.63
Distributions to shareowners:
 Net investment income                                                          --             --             --
------------------------------------------------------------------------------------------------------------------
Redemption fee                                                             $    --(a)     $    --(a)     $    --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $  4.37        $  2.00        $  2.63
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 21.86        $ 17.49        $ 15.49
==================================================================================================================
Total return*                                                                24.99%         12.91%         20.45%
Ratio of net expenses to average net assets+                                  2.62%          2.57%          3.15%
Ratio of net investment income (loss) to average net assets+                 (0.41)%        (0.25)%        (1.04)%
Portfolio turnover rate                                                         98%           111%           122%
Net assets, end of period (in thousands)                                   $15,282        $14,205        $14,051
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 2.76%          2.96%          3.14%
 Net investment loss                                                         (0.55)%        (0.64)%        (1.03)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                 2.60%          2.56%          3.15%
 Net investment income (loss)                                                (0.39)%        (0.24)%        (1.04)%
------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/08     27


                                                                          Year Ended     Year Ended
                                                                          11/30/08       11/30/07
Class C
Net asset value, beginning of period                                       $  25.28       $   21.64
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $   0.08       $   (0.01)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    $ (12.62)           3.65
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $ (12.54)      $    3.64
Distributions to shareowners:
 Net investment income                                                        (0.10)             --
-----------------------------------------------------------------------------------------------------
Redemption fee                                                             $     --       $      --
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $ (12.64)      $    3.64
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  12.64       $   25.28
=====================================================================================================
Total return*                                                                (49.79)%         16.82%
Ratio of net expenses to average net assets+                                   2.57%           2.45%
Ratio of net investment income (loss) to average net assets+                   0.22%           0.00%(b)
Portfolio turnover rate                                                         135%             81%
Net assets, end of period (in thousands)                                   $  5,384       $  16,486
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  2.57%           2.45%
 Net investment income (loss)                                                  0.22%           0.00%(b)
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  2.56%           2.44%
 Net investment income (loss)                                                  0.23%           0.01%
-----------------------------------------------------------------------------------------------------


                                                                          Year Ended     Year Ended     Year Ended
                                                                          11/30/06       11/30/05       11/30/04
Class C
Net asset value, beginning of period                                       $  17.30       $   15.32      $ 12.71
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $  (0.06)      $   (0.04)     $ (0.12)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        4.40            2.02         2.73
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   4.34       $    1.98      $  2.61
Distributions to shareowners:
 Net investment income                                                           --              --           --
------------------------------------------------------------------------------------------------------------------
Redemption fee                                                             $     --(a)    $      --(a)   $    --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   4.34       $    1.98      $  2.61
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  21.64       $   17.30      $ 15.32
==================================================================================================================
Total return*                                                                 25.09%          12.92%       20.54%
Ratio of net expenses to average net assets+                                   2.54%           2.57%        3.12%
Ratio of net investment income (loss) to average net assets+                  (0.35)%         (0.26)%      (1.00)%
Portfolio turnover rate                                                          98%            111%         122%
Net assets, end of period (in thousands)                                   $ 11,030       $   8,826      $ 6,872
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  2.54%           2.79%        3.12%
 Net investment income (loss)                                                 (0.35)%         (0.48)%      (1.00)%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  2.54%           2.57%        3.12%
 Net investment income (loss)                                                 (0.33)%         (0.26)%      (1.00)%
------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b)  Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28    Pioneer International Value Fund | Annual Report | 11/30/08

Notes to Financial Statements | 11/30/08

1.   Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers three classes of shares -- Class A, Class B, and Class C shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to voting, redemptions, dividends and liquidation proceeds. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for Class A, Class B and Class C shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information


              Pioneer International Value Fund | Annual Report | 11/30/08     29
regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees ("management appraised").

     The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At November 30, 2008 there were no securities that were management appraised. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and are reported net of foreign taxes on capital gains at the applicable country rates.


30    Pioneer International Value Fund | Annual Report | 11/30/08

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2008, the Fund paid no such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and


              Pioneer International Value Fund | Annual Report | 11/30/08     31
     other such factors. As of November 30, 2008, the Fund had $2,314 in tax reserves related to capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has elected to defer $2,013,491 of capital losses recognized between November 1, 2008 and November 30, 2008 to its fiscal year ending November 30, 2009.

     At November 30, 2008, the Fund had a net capital loss carryforward of $24,861,512, of which the following amounts will expire between 2010 and 2016 if not utilized; $6,973,661 in 2010, $12,980,921 in 2011 and
     $4,906,930 in 2016

     At November 30, 2008, the Fund has reclassified $551,791 to decrease undistributed net investment income and $551,791 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended November 30, 2008 and November 30, 2007 were as follows:


                                           2008              2007
   Distributions paid from:
   Ordinary income                      $1,012,841         $541,376
--------------------------------------------------------------------------------
      Total                             $1,012,841         $541,376
--------------------------------------------------------------------------------

     The following shows the components of accumulated losses on a federal income tax basis at November 30, 2008:

                                                              2008
   Distributable earnings:
   Undistributed ordinary income                        $     496,430
   Capital loss carryforward                              (24,861,512)
   Post October loss deferred                              (2,013,491)
   Unrealized depreciation                                (30,352,463)
--------------------------------------------------------------------------------
      Total                                             $ (56,731,036)
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


32    Pioneer International Value Fund | Annual Report | 11/30/08

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $14,303 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2008.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

G.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to


              Pioneer International Value Fund | Annual Report | 11/30/08     33
     return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended November 30, 2008, the net management fee (net of waivers and/or assumptions of expense) was equivalent to 0.85% of the Fund's average net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.70%, 2.60% and 2.60%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through April 1, 2011 for Class A and through April 1, 2009 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,157 in management fees, administrative costs and certain other fees payable to PIM at November 30, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2008, such out of pocket expenses by class of shares were as follows:


34    Pioneer International Value Fund | Annual Report | 11/30/08

 Shareholder Communications:

 Class A                                                        $148,300
 Class B                                                           6,833
 Class C                                                           8,975
--------------------------------------------------------------------------------
    Total                                                       $164,108
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,232 in transfer agent fees and shareholder communications expense payable to PIMSS at November 30, 2008.

4. Distribution and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,685 in distribution fees payable to PFD at November 30, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the Fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2008, CDSCs in the amount of $19,977 were paid to PFD.


              Pioneer International Value Fund | Annual Report | 11/30/08     35

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended May 31, 2008, the Fund's expenses were reduced by $10,634 under such arrangements.

6. Forward Foreign Currency Contracts

During the year ended November 30, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2008, the Fund had no outstanding portfolio hedges and forward currency settlement contracts.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $115 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $115 million or the limits set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on their respective borrowing limits. For the year ended November 30, 2008, the Fund had no borrowings under this agreement.

8. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


36    Pioneer International Value Fund | Annual Report | 11/30/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer International Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer International Value Fund ("The Fund"), including the schedule of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
January 23, 2009

              Pioneer International Value Fund | Annual Report | 11/30/08     37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


38    Pioneer International Value Fund | Annual Report | 11/30/08

Interested Trustees

                            Position Held            Length of Service
 Name and Age               with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1992.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


                                                                                                Other Directorships
 Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of Pioneer
                            Investment Management, Inc. and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of
                            Pioneer Global Asset Management S.p.A. (since April 2007);
                            Head of New Markets Division, Pioneer Global Asset Management
                            S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


              Pioneer International Value Fund | Annual Report | 11/30/08     39

Independent Trustees

                     Position Held    Length of Service
 Name and Age        with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------


                                                                                          Other Directorships
 Name and Age        Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
-----------------------------------------------------------------------------------------------------------------------

40    Pioneer International Value Fund | Annual Report | 11/30/08

                            Position Held   Length of Service
 Name and Age               with the Fund   and Term of Office
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 1993.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------


                                                                                                Other Directorships
 Name and Age               Principal Occupation During Past Five Years                         Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                       Trustee, Mellon Institutional
                                                                                                Funds Investment Trust and
                                                                                                Mellon Institutional Funds
                                                                                                Master Portfolio (oversees 17
                                                                                                portfolios in fund complex)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The      None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (2008 - present) (tech-   None
                            nology products for securities lending industry); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,    Director of New America
                            Inc. (investment banking firm)                                      High Income Fund, Inc.
                                                                                                (closed-end investment
                                                                                                company)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                  Director, The Swiss Helvetia
                                                                                                Fund, Inc. (closed-end
                                                                                                investment company)
-----------------------------------------------------------------------------------------------------------------------------

              Pioneer International Value Fund | Annual Report | 11/30/08     41

Fund Officers

                              Position Held         Length of Service
 Name and Age                with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------


                                                                                                 Other Directorships
 Name and Age                Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration           None
                             and Controllership Services of Pioneer; and Assistant Treasurer
                             of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------

42    Pioneer International Value Fund | Annual Report | 11/30/08

                              Position Held              Length of Service
 Name and Age                 with the Fund              and Term of Office
Katherine Kim Sullivan (35)   Assistant Treasurer        Since 2003. Serves at
                                                         the discretion of the
                                                         Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer   Since 2007. Serves at
                                                         the discretion of the
                                                         Board
--------------------------------------------------------------------------------


                                                                                               Other Directorships
 Name and Age                 Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (35)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
-----------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and      None
                              of all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
-----------------------------------------------------------------------------------------------------------------------------

              Pioneer International Value Fund | Annual Report | 11/30/08     43

                           This page for your notes.

44    Pioneer International Value Fund | Annual Report | 11/30/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $43,500 in 2008 and $40,735 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
Audit related fees for the Fund's audit related services totaled approximately $0 and $5,200 in 2008 and 2007, respectively.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 in 2008 and 2007, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2008 and $13,020 in 2007.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 28, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 28, 2009

* Print the name and title of each signing officer under his or her signature.